Fees Summary	Sep. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,600,013.84
Previously Paid Amount	0.00
Total Fee Amount	398.06
Total Offset Amount	0.00
Net Fee	$ 398.06